UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30*

Date of reporting period: June 30, 2008

*	The MFS Institutional International Research Equity Fund was closed as of July 20, 2007.

ITEM 1. REPORTS TO STOCKHOLDERS.

A report for the MFS Institutional International Research Equity Fund is not included because the Fund did not have any shareholders at period end. Please see note above.

MFS INVESTMENT MANAGEMENT

MFS® Institutional International Equity Fund

MFS® Institutional Trust

Annual report

6/30/08

IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

August 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.2%
Roche Holding AG	4.2%
LVMH Moet Hennessy Louis Vuitton S.A.	3.9%
Canon, Inc.	3.5%
Reckitt Benckiser Group PLC	3.0%
TOTAL S.A.,	2.9%
Linde AG	2.8%
Schneider Electric S.A.	2.8%
Heineken N.V.	2.6%
Kao Corp.	2.5%

Equity sectors
Consumer Staples	17.6%
Health Care	12.6%
Financial Services	11.9%
Basic Materials	9.4%
Technology	9.4%
Utilities & Communications	7.6%
Energy	7.1%
Retailing	5.7%
Industrial Goods & Services	5.7%
Leisure	5.4%
Transportation	3.2%
Special Products & Services	2.5%
Autos & Housing	1.7%

Country weightings
France	19.6%
Japan	17.3%
United Kingdom	16.7%
Switzerland	16.5%
Germany	10.9%
Netherlands	6.4%
Austria	1.9%
Singapore	1.5%
South Korea	1.5%
Other Countries	7.7%

Percentages are based on net assets as of 6/30/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2008, the MFS Institutional International Equity Fund provided a total return of -7.28%, at net asset value. This compares with a return of -10.15% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding modestly during the second quarter due to the fiscal stimulus. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the height of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. However, whatever comfort was taken in the credit markets, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

Contributors to Performance

Over the reporting period, the fund’s underweighted position in the financial services sector was the primary factor contributing toward positive results relative to the MSCI EAFE Index. Not holding weak-performing financial services firm Royal Bank of Scotland helped as the company significantly underperformed the benchmark.

Stock selection in the health care sector also boosted relative returns. The fund’s positioning in strong-performing healthcare products maker Bayer (Germany), pharmaceutical companies Merck KGaA (Germany) and Roche Holding (Switzerland), and medical device manufacturer Synthes (Switzerland) aided relative performance during the reporting period.

An overweighted position and stock selection in the consumer staples sector bolstered relative performance. Our positioning in global food company Nestle (Switzerland), whose stock outperformed the benchmark over the reporting period, was the fund’s top relative contributor. Shares of Nestle gained on strong sales across all categories and regions, despite cost increases.

Stocks in other sectors that benefited relative returns included industrial and medical gases producer Linde (Germany), natural gas company Gaz de France, communications company Singapore Telecom, and oil and gas exploration company INPEX Holdings (Japan).

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection in the leisure sector had a negative impact on relative returns. Our holdings of poor-performing U.K. gaming operators, William Hill and Ladbrokes, and advertising and marketing firm WPP Group (U.K.) held back relative results. WPP Group’s shares declined after the company warned that advertising spending could decelerate in 2009.

Stock selection in the basic materials sector also hindered relative performance. Our underweighted position in mining giant BHP Billiton (U.K.) was among the fund’s top detractors. Not holdings shares in mining operator Rio Tinto (Australia) and steel producer ArcelorMittal (Luxembourg) further hampered results.

3

Management review – continued

Elsewhere in the fund, several of our financial services stock holdings, including UBS(g) (Switzerland), AXA (France), and Credit Agricole(g) (France), struggled as each stock underperformed the benchmark. Hoya, a Japanese manufacturer of optical glasses and eyeglasses, was also among the fund’s top detractors.

Respectfully,

David Mannheim	Marcus Smith
Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 6/30/08

The following chart illustrates the fund’s historical performance in comparison to its benchmark. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. The minimum initial investment for the fund is generally $3 million. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a hypothetical $3,000,000 investment

Total Returns through 6/30/08

Average annual without sales charge

Fund commencement date	1-yr	5-yr	10-yr
1/30/96	(7.28)%	16.07%	8.33%

Comparative benchmark

MSCI EAFE Index (f)	(10.15)%	17.16%	6.23%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the period,

January 1, 2008 through June 30, 2008

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/08	Ending Account Value 6/30/08	Expenses Paid During Period (p) 1/01/08-6/30/08
Actual	0.75%	$1,000.00	$926.15	$3.59
Hypothetical (h)	0.75%	$1,000.00	$1,021.13	$3.77

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 6/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.8%
Alcoholic Beverages – 6.9%
Diageo PLC	3,234,294	$59,449,971
Grupo Modelo S.A. de C.V., “C”	2,962,900	14,904,944
Heineken N.V.	1,348,640	68,575,223
Pernod Ricard S.A. (l)	371,596	38,126,617

		$181,056,755

Apparel Manufacturers – 5.0%
Burberry Group PLC	1,737,500	$15,612,140
Li & Fung Ltd.	4,737,000	14,276,947
LVMH Moet Hennessy Louis Vuitton S.A.	982,928	102,481,378

		$132,370,465

Automotive – 1.7%
Bayerische Motoren Werke AG (l)	550,410	$26,424,015
Bridgestone Corp. (l)	1,157,900	17,723,126

		$44,147,141

Biotechnology – 0.6%
Actelion Ltd. (a)(l)	295,110	$15,726,764

Broadcasting – 2.4%
Vivendi S.A.	522,970	$19,805,725
WPP Group PLC	4,458,440	42,954,604

		$62,760,329

Brokerage & Asset Managers – 3.1%
Deutsche Boerse AG	217,280	$24,387,946
Julius Baer Holding Ltd.	640,152	42,912,953
Nomura Holdings, Inc.	849,600	12,603,582

		$79,904,481

Business Services – 1.1%
Infosys Technology Ltd.	437,870	$17,675,598
Satyam Computer Services Ltd.	578,860	5,877,397
Satyam Computer Services Ltd., ADR (l)	260,870	6,396,532

		$29,949,527

Chemicals – 1.8%
Givaudan S.A.	52,480	$46,812,816

Conglomerates – 1.4%
Smiths Group PLC	1,728,132	$37,344,232

Consumer Goods & Services – 5.5%
Kao Corp.	2,460,000	$64,611,685
Reckitt Benckiser Group PLC	1,565,412	79,327,264

		$143,938,949

Electrical Equipment – 4.6%
Legrand S.A.	1,176,120	$29,523,667
OMRON Corp.	812,700	17,474,947
Schneider Electric S.A.	670,536	72,301,292

		$119,299,906

Electronics – 9.4%
Canon, Inc. (l)	1,800,500	$92,712,123
Hirose Electric Co. Ltd.	192,700	19,372,679

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Hoya Corp.	1,563,200	$36,192,352
Ricoh Co. Ltd.	2,178,000	39,355,383
Samsung Electronics Co. Ltd.	64,046	38,266,574
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,943,050	21,198,676

		$247,097,787

Energy – Independent – 2.0%
INPEX Holdings, Inc.	4,147	$52,407,035

Energy – Integrated – 5.1%
Royal Dutch Shell PLC, “A”	1,402,230	$57,598,886
TOTAL S.A.	905,662	77,314,291

		$134,913,177

Food & Beverages – 5.2%
Nestle S.A.	3,031,481	$136,860,930

Food & Drug Stores – 0.7%
Tesco PLC	2,522,808	$18,540,287

Gaming & Lodging – 1.7%
Ladbrokes PLC	3,699,514	$18,803,872
William Hill PLC	4,218,395	26,767,222

		$45,571,094

Insurance – 3.6%
AXA (l)	1,873,301	$55,235,668
QBE Insurance Group Ltd.	421,858	9,060,295
Swiss Reinsurance Co.	457,896	30,346,603

		$94,642,566

Machinery & Tools – 1.1%
Fanuc Ltd.	301,900	$29,525,185

Major Banks – 4.0%
Erste Bank der oesterreichischen Sparkassen AG	788,280	$48,780,699
HSBC Holdings PLC	1,244,190	19,198,713
Intesa Sanpaolo S.p.A	3,638,599	20,713,092
Unibanco – Uniao de Bancos Brasileiros S.A., ADR	134,120	17,023,852

		$105,716,356

Medical Equipment – 1.9%
Synthes, Inc.	365,394	$50,217,518

Metals & Mining – 1.0%
BHP Billiton PLC	699,210	$26,877,069

Natural Gas – Distribution – 1.9%
Gaz de France (l)	585,020	$37,492,120
Tokyo Gas Co. Ltd.	2,773,000	11,192,946

		$48,685,066

Other Banks & Diversified Financials – 1.2%
Aeon Credit Service Co. Ltd.	1,127,100	$14,147,877
Komercni Banka A.S.	72,910	16,970,180

		$31,118,057

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – 10.1%
Bayer AG	743,830	$62,500,826
GlaxoSmithKline PLC	1,642,900	36,338,113
Merck KGaA	383,069	54,414,515
Roche Holding AG	616,420	110,784,440

		$264,037,894

Printing & Publishing – 1.3%
Wolters Kluwer N.V.	1,487,130	$34,510,253

Railroad & Shipping – 1.0%
Canadian National Railway Co.	535,426	$25,743,282

Specialty Chemicals – 6.6%
Akzo Nobel N.V.	194,650	$13,331,224
L’Air Liquide S.A. (l)	350,564	46,234,797
Linde AG	530,460	74,397,378
Shin-Etsu Chemical Co. Ltd.	638,200	39,603,489

		$173,566,888

Telecommunications – Wireless – 1.2%
America Movil S.A.B. de C.V., “L”, ADR	335,850	$17,716,088
MTN Group Ltd.	857,350	13,589,891

		$31,305,979

Telephone Services – 1.5%
Singapore Telecommunications Ltd.	14,639,050	$38,967,139

Trucking – 2.2%
TNT N.V.	1,496,650	$50,855,638
Yamato Holdings Co. Ltd.	568,000	7,938,662

		$58,794,300

Utilities – Electric Power – 3.0%
E.ON AG	215,290	$43,371,055
SUEZ S.A.	523,730	35,582,969

		$78,954,024

Total Common Stocks (Identified Cost, $2,443,310,945)		$2,621,363,251

Issuer	Shares/Par	Value ($)

MONEY MARKET FUNDS (v) – 0.3%
MFS Institutional Money Market Portfolio, 2.58%, at Cost and Net Asset Value	9,150,101	$9,150,101

COLLATERAL FOR SECURITIES LOANED – 7.8%
Citigroup Global Markets, Inc., Repurchase Agreement, 2.6%, dated 6/30/08, due 7/01/08, total to be received $203,880,010 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in an individually traded account), at Cost	203,865,286	$203,865,286

Total Investments (Identified Cost, $2,656,326,332) (k)		$2,834,378,638

OTHER ASSETS, LESS LIABILITIES – (7.9)%		(206,795,597)

Net Assets – 100.0%		$2,627,583,041

(a)	Non-income producing security.

(k)	As of June 30, 2008 the fund had 40 securities that were fair valued, aggregating $1,777,734,913 and 62.72% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 6/30/08
Assets
Investments –
Non-affiliated issuers, at value (identified cost, $2,647,176,231)	$2,825,228,537
Underlying funds, at cost and value	9,150,101
Total investments, at value, including $198,100,552 of securities on loan (identified cost, $2,656,326,332)		$2,834,378,638
Cash	$84,732
Foreign currency, at value (identified cost, $107,964)	107,963
Receivable for investments sold	25,825,483
Receivable for fund shares sold	3,798,213
Interest and dividends receivable	5,074,079
Receivable from investment adviser	62,919
Other assets	18,059
Total assets		$2,869,350,086
Liabilities
Payable for investments purchased	$1,990,345
Payable for fund shares reacquired	35,381,103
Collateral for securities loaned, at value (c)	203,865,286
Payable to affiliates
Management fee	206,774
Shareholder servicing costs	6,112
Administrative services fee	3,619
Payable for independent trustees’ compensation	6,630
Accrued expenses and other liabilities	307,176
Total liabilities		$241,767,045
Net assets		$2,627,583,041
Net assets consist of
Paid-in capital	$2,396,998,045
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	178,113,987
Accumulated net realized gain (loss) on investments and foreign currency transactions	9,917,134
Undistributed net investment income	42,553,875
Net assets		$2,627,583,041
Shares of beneficial interest outstanding		141,585,938
Net asset value per share (net assets of $2,627,583,041/141,585,938 shares of beneficial interest outstanding)		$18.56

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 6/30/08
Net investment income
Income
Dividends	$75,649,053
Dividends from underlying funds	1,584,000
Interest	2,806,469
Foreign taxes withheld	(7,448,425)
Total investment income		$72,591,097
Expenses
Management fee	$21,304,485
Shareholder servicing costs	361,544
Administrative services fee	408,579
Independent trustees’ compensation	53,231
Custodian fee	756,888
Shareholder communications	13,994
Auditing fees	51,614
Legal fees	53,372
Miscellaneous	209,162
Total expenses		$23,212,869
Fees paid indirectly	(1,133)
Reduction of expenses by investment adviser	(1,962,058)
Net expenses		$21,249,678
Net investment income		$51,341,419
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$78,154,600
Foreign currency transactions	(54,316)
Net realized gain (loss) on investments and foreign currency transactions		$78,100,284
Change in unrealized appreciation (depreciation)
Investments (net of $36,899 decrease in deferred country tax)	$(338,265,279)
Translation of assets and liabilities in foreign currencies	(110,530)
Net unrealized gain (loss) on investments and foreign currency translation		$(338,375,809)
Net realized and unrealized gain (loss) on investments and foreign currency		$(260,275,525)
Change in net assets from operations		$(208,934,106)

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Years ended 6/30	2008	2007
Change in net assets
From operations
Net investment income	$51,341,419	$52,297,353
Net realized gain (loss) on investments and foreign currency transactions	78,100,284	190,959,192
Net unrealized gain (loss) on investments and foreign currency translation	(338,375,809)	275,503,604
Change in net assets from operations	$(208,934,106)	$518,760,149
Distributions declared to shareholders
From net investment income	$(52,744,061)	$(58,324,440)
From net realized gain on investments	(180,560,315)	(169,436,495)
Total distributions declared to shareholders	$(233,304,376)	$(227,760,935)
Change in net assets from fund share transactions	$291,716,675	$523,575,035
Total change in net assets	$(150,521,807)	$814,574,249
Net assets
At beginning of period	2,778,104,848	1,963,530,599
At end of period (including undistributed net investment income of $42,553,875 and $44,714,121, respectively)	$2,627,583,041	$2,778,104,848

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.71	$19.22	$15.48	$14.73	$11.61
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.45	$0.68	$0.26	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.80)	4.16	3.72	1.34	2.97
Total from investment operations	$(1.43)	$4.61	$4.40	$1.60	$3.18
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.54)	$(0.20)	$(0.17)	$(0.06)
From net realized gain on investments	(1.33)	(1.58)	(0.46)	(0.68)	—
Total distributions declared to shareholders	$(1.72)	$(2.12)	$(0.66)	$(0.85)	$(0.06)
Net asset value, end of period	$18.56	$21.71	$19.22	$15.48	$14.73
Total return (%) (r)(s)	(7.28)	25.00	28.89	10.72	27.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.86	0.92	0.92
Expenses after expense reductions (f)	0.75	0.75	0.75	0.75	0.75
Net investment income	1.81	2.21	3.82	1.68	1.57
Portfolio turnover	33	42	45	45	53
Net assets at end of period (000 Omitted)	$2,627,583	$2,778,105	$1,963,531	$1,036,607	$604,987

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Institutional International Equity Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single

13

Notes to Financial Statements – continued

definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount at least equal to the market value of the securities loaned. Security lending activity through Chase is further collateralized by an irrevocable standby letter of credit. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2008, the value of securities loaned was $198,100,552. These loans were collateralized by cash of $203,865,286 and U.S. Treasury obligations of $2,966,640.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be

14

Notes to Financial Statements – continued

taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	6/30/08	6/30/07
Ordinary income (including any short-term capital gains)	$65,549,622	$74,417,715
Long-term capital gain	167,754,754	153,343,220
Total distributions	$233,304,376	$227,760,935

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/08
Cost of investments	$2,668,969,348
Gross appreciation	338,035,401
Gross depreciation	(172,626,111)
Net unrealized appreciation (depreciation)	$165,409,290
Undistributed ordinary income	$42,690,612
Undistributed long-term capital gain	23,080,215
Other temporary differences	(595,121)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

Effective August 1, 2007 the investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1.0 billion and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $1,000,171, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2008 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

For the period July 1, 2007 through July 31, 2007, the investment adviser had agreed in writing to pay all of the fund’s operating expenses, exclusive of management and certain other fees and expenses. Effective August 1, 2007, the investment adviser has agreed in writing to pay a portion of the fund’s total operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 0.75% of the fund’s average daily net assets. This written agreement will continue through October 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended June 30, 2008, the reductions under these agreements amounted to $947,906 and are reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2008, the fee was $359,869, which equated to 0.0127% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2008, these costs amounted to $1,675.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

15

Notes to Financial Statements – continued

The administrative services fee incurred for the year ended June 30, 2008 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD (MFS Fund Distributors, Inc.), and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended June 30, 2008, the fee paid by the fund to Tarantino LLC was $19,221 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $13,981, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $1,028,125,366 and $926,379,125, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/08		Year ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold	32,688,281	$668,734,546	37,715,605	$779,819,805
Shares issued to shareholders in reinvestment of distributions	10,150,670	205,957,106	10,047,486	199,944,977
Shares reacquired	(29,209,802)	(582,974,977)	(21,949,663)	(456,189,747)
Net change	13,629,149	$291,716,675	25,813,428	$523,575,035

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended June 30, 2008, the fund’s commitment fee and interest expense were $12,444 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	782,965,102	(773,815,001)	9,150,101

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,584,000	$9,150,101

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Institutional Trust and the Shareholders of

MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the portfolios comprising MFS Institutional Trust (the “Trust”)) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 15, 2008

17

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (June 2007 to March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

18

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

19

Trustees and Officers – continued

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers David Mannheim Marcus Smith

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Institutional Trusts” in the “Institutional Capabilities and Products” section of the MFS web site (mfs.com) for a U.S. Institutional Investor.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $172,659,693 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $42,757,417. The fund intends to pass through foreign tax credits of $2,662,906 for the fiscal year.

21

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

CONTACT US

Web site

mfs.com

Call

1-800-637-2262

9 a.m. to 5 p.m. ET

Write

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

MFS® Institutional Large Cap Value Fund

MFS® Institutional Trust

Annual report

6/30/08

ILV-ANN

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address www.sipc.org.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Shareholders:

Negative headlines tend to resonate during difficult markets, and we certainly have had more than our share of tough news recently. As a result consumer, and particularly investor, sentiment are at all-time lows. That said, I do think it is helpful to remember there are always silver linings in the storm clouds if you look hard enough.

Through all of the challenges we have faced, there are some positive underlying trends. In the United States, for example, institutional traders and credit market followers are just now showing increasing signs of confidence and are beginning to take on more risk. At the corporate level, earnings continue to be relatively strong as companies have reduced labor costs, controlled inventories, and relied less on debt to finance expansion. More broadly, low interest rates and strong demand for consumer goods and industrial equipment are good signs for the global economy.

While I do not mean to minimize the risks inherent in today’s markets, periods such as these allow the talented fund managers and research analysts we have at MFS® to test their convictions, reevaluate existing positions, and identify new investment ideas. Our investment process also includes a significant risk management component, with constant attention paid to monitoring market risk, so we can do our best to minimize any surprises to your portfolio.

For investors, this is a great time to check in with your advisor and make sure you have a sound investment plan in place — one that can keep your hard-earned money working over the long term through a strategy that involves asset allocation, diversification, and periodic portfolio rebalancing and reviews. A plan tailored to your distinct needs and goals continues to be the best approach to help you take advantage of the inevitable challenges — and opportunities — that present themselves over time.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

August 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.4%
TOTAL S.A., ADR	3.3%
Exxon Mobil Corp.	3.1%
Allstate Corp.	3.0%
Philip Morris International, Inc.	2.9%
MetLife, Inc.	2.4%
AT&T, Inc.	2.3%
Oracle Corp.	2.2%
Wyeth	2.0%
Accenture Ltd., “A”	1.9%

Equity sectors
Financial Services	19.7%
Energy	17.1%
Consumer Staples	11.1%
Industrial Goods & Services	10.3%
Utilities & Communications	9.6%
Health Care	8.1%
Technology	6.5%
Retailing	4.2%
Leisure	3.5%
Basic Materials	3.0%
Autos & Housing	2.5%
Special Products & Services	2.3%
Transportation	1.0%

Percentages are based on net assets as of 6/30/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2008, the MFS Institutional Large Cap Value Fund provided a total return –10.59%, at net asset value. This compares with a return of –18.78% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding modestly during the second quarter due to the fiscal stimulus. Headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, the height of the credit turmoil occurred in mid March as the Federal Reserve backstopped the distressed sale of failing Bear Stearns to JPMorgan. While reasonably resilient, parts of the global economy and financial system experienced some spillover from the U.S. slowdown. Japanese and European growth slowed over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the face of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged.

By the end of the reporting period, bond yields, credit spreads, and equity valuations implied market expectations consistent with the view that the most intense period of credit dislocation was behind us. However, whatever comfort was taken in the credit markets, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs.

Contributors to Performance

A combination of strong stock selection and an underweighted position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing financial services firms, American International Group and Wachovia, had a positive impact on results. Our positioning in Citigroup(g) also helped.

Aided by positive security selection, the industrial goods and services and technology sectors contributed to relative returns. Within industrial goods and services, defense contractor Lockheed Martin(aa) was among the fund’s top contributors. Shares of Lockheed outperformed in recent months as investors reacted positively to news of several contract wins, including a $2.2 billion contract for F-35 jets for the Air Force and a new global positioning satellite contract worth potentially $3.6 billion. Largely avoiding poor-performing diversified industrial conglomerate General Electric(g) also contributed to relative results. No individual holdings within the technology sector were among the top relative contributors for the reporting period.

Security selection and an overweighted position in the consumer staples sector was another positive area of relative results. Tobacco company Altria Group was a top relative contributor within this sector.

The fund’s positioning in several strong-performing energy stocks also contributed to relative performance. These included integrated oil and gas companies Hess, TOTAL(aa) (France), Devon Energy, and Apache Corp. A much stronger-than-anticipated commodity price environment, with oil prices nearing a record $140 per barrel, allowed integrated energy companies to significantly outperform the market. Hess was one of the top positive drivers of relative performance during the reporting period. As the market grew increasingly optimistic regarding the company’s exposure to a potentially large field off of the coast of Brazil, its share price responded accordingly.

Detractors from Performance

Underweighting the utilities and communications and basic materials sectors detracted from the fund’s relative performance during the reporting period. No individual holdings within either sector were among the fund’s top detractors.

Stock selection in the heath care sector also hindered relative performance. Health care services provider UnitedHealth Group was among the fund’s top detractors.

Management review – continued

Although the financial services sector was the top contributing sector to relative performance overall, several individual securities within this sector hurt results. These included investment management and banking firm UBS(aa) (Switzerland), mortgage financer Fannie Mae(g), and banking operator SunTrust Banks.

Elsewhere, the fund’s underweighted positions in integrated oil and gas companies, Exxon Mobil and Chevron, detracted from relative returns. Not owning oil and gas producer Occidental Petroleum also hurt results as the stock outperformed the benchmark considerably.

Stocks in other sectors that held back relative returns included our positioning in poor-performing department stores operator Macy’s, home improvement products maker Masco, and cruise line operator Royal Caribbean Cruises. Dramatic increases in the price of oil created dual headwinds for Royal Caribbean Cruises. Fuel costs – one of the largest expenses for the company – increased dramatically during the period and caused the company to lower its earnings expectations going forward. Shares of Royal Caribbean suffered as investors became increasingly worried about the impact high oil prices would have on consumer spending going forward.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/08

The following chart illustrates the fund’s historical performance in comparison to its benchmark. Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. The minimum initial investment for the fund is generally $3 million. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment(t)

Total Returns through 6/30/08

Average annual without sales charge

Fund Commencement Date	1-yr	5-yr	Life (t)
5/01/01	(10.59)%	11.21%	5.98%

Comparative Index

Russell 1000 Value Index (f)	(18.78)%	8.92%	4.59%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 1, 2001, through the stated period end.

Index Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2008 through June 30, 2008

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/08	Ending Account Value 6/30/08	Expenses Paid During Period (p) 1/01/08-6/30/08
Actual	0.55%	$1,000.00	$ 895.28	$2.59
Hypothetical (h)	0.55%	$1,000.00	$1,022.13	$2.77

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS – 6/30/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.9%
Aerospace – 8.1%
Lockheed Martin Corp.	21,180	$2,089,614
Northrop Grumman Corp.	12,930	865,017
Raytheon Co.	2,140	120,439
United Technologies Corp.	13,040	804,568

		$3,879,638

Alcoholic Beverages – 1.2%
Diageo PLC, ADR	7,500	$554,025

Apparel Manufacturers – 1.5%
NIKE, Inc., “B”	11,820	$704,590

Automotive – 0.6%
Johnson Controls, Inc.	9,960	$285,653

Broadcasting – 2.7%
Omnicom Group, Inc.	11,940	$535,867
Walt Disney Co.	18,090	564,408
WPP Group PLC, ADR	4,000	191,280

		$1,291,555

Brokerage & Asset Managers – 3.7%
Franklin Resources, Inc.	5,040	$461,916
Goldman Sachs Group, Inc.	4,910	858,759
Invesco Ltd.	3,750	89,925
Merrill Lynch & Co., Inc.	11,300	358,323

		$1,768,923

Business Services – 2.3%
Accenture Ltd., “A”	22,520	$917,014
Automatic Data Processing, Inc.	2,430	101,817
Western Union Co.	3,900	96,408

		$1,115,239

Chemicals – 2.1%
3M Co.	2,830	$196,940
PPG Industries, Inc.	13,980	802,033

		$998,973

Computer Software – 2.2%
Oracle Corp. (a)	50,180	$1,053,780

Computer Software – Systems – 2.3%
Hewlett-Packard Co.	7,600	$335,996
International Business Machines Corp.	6,250	740,813

		$1,076,809

Construction – 1.9%
Masco Corp.	25,050	$394,037
Sherwin-Williams Co.	6,850	314,621
Toll Brothers, Inc. (a)	10,470	196,103

		$904,761

Consumer Goods & Services – 1.2%
Procter & Gamble Co.	9,530	$579,519

Containers – 0.0%
Smurfit-Stone Container Corp. (a)	1,110	$4,518

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electrical Equipment – 0.9%
W.W. Grainger, Inc.	5,290	$432,722

Electronics – 1.8%
Intel Corp.	40,690	$874,021

Energy – Independent – 4.5%
Apache Corp.	5,470	$760,330
Devon Energy Corp.	7,230	868,757
EOG Resources, Inc.	4,040	530,048

		$2,159,135

Energy – Integrated – 12.6%
Chevron Corp.	9,213	$913,285
ConocoPhillips	7,480	706,037
Exxon Mobil Corp.	16,930	1,492,041
Hess Corp.	7,230	912,354
Marathon Oil Corp.	7,500	389,025
TOTAL S.A., ADR	18,420	1,570,673

		$5,983,415

Food & Beverages – 4.8%
General Mills, Inc.	7,690	$467,321
Kellogg Co.	14,620	702,052
Nestle S.A., ADR	5,430	614,133
PepsiCo, Inc.	7,584	482,267

		$2,265,773

Food & Drug Stores – 1.2%
CVS Caremark Corp.	14,550	$575,744

Gaming & Lodging – 0.8%
Royal Caribbean Cruises Ltd.	17,610	$395,697

General Merchandise – 0.8%
Macy’s, Inc.	18,620	$361,600

Health Maintenance Organizations – 1.0%
UnitedHealth Group, Inc.	7,890	$207,113
WellPoint, Inc. (a)	6,020	286,913

		$494,026

Insurance – 8.3%
Allstate Corp.	31,746	$1,447,300
Aon Corp.	3,540	162,628
Chubb Corp.	5,930	290,629
Genworth Financial, Inc., “A”	18,790	334,650
Hartford Financial Services Group, Inc.	4,580	295,731
MetLife, Inc.	21,280	1,122,946
Prudential Financial, Inc.	4,830	288,544

		$3,942,428

Machinery & Tools – 1.3%
Eaton Corp.	2,850	$242,165
Ingersoll-Rand Co. Ltd., “A”	7,040	263,507
Timken Co.	3,840	126,490

		$632,162

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 6.8%
Bank of America Corp.	27,250	$650,458
Bank of New York Mellon Corp.	23,076	872,965
JPMorgan Chase & Co.	4,540	155,767
PNC Financial Services Group, Inc.	7,770	443,667
State Street Corp.	11,490	735,245
SunTrust Banks, Inc.	9,840	356,405

		$3,214,507

Network & Telecom – 0.2%
Cisco Systems, Inc. (a)	3,130	$72,804

Other Banks & Diversified Financials – 0.9%
American Express Co.	5,335	$200,969
UBS AG (a)	10,194	210,608

		$411,577

Pharmaceuticals – 7.1%
Abbott Laboratories	3,970	$210,291
GlaxoSmithKline PLC, ADR	7,140	315,731
Johnson & Johnson	14,240	916,202
Merck & Co., Inc.	20,520	773,399
Pfizer, Inc.	12,160	212,435
Wyeth	19,650	942,414

		$3,370,472

Railroad & Shipping – 1.0%
Burlington Northern Santa Fe Corp.	4,760	$475,476

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	2,870	$283,728
Praxair, Inc.	1,240	116,858

		$400,586

Specialty Stores – 0.7%
Advance Auto Parts, Inc.	2,440	$94,745
Staples, Inc.	10,710	254,363

		$349,108

Telecommunications – Wireless – 1.2%
Rogers Communications, Inc., “B”	3,130	$121,006
Vodafone Group PLC, ADR	15,376	452,977

		$573,983

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telephone Services – 3.0%
AT&T, Inc.	31,990	$1,077,743
Embarq Corp.	3,675	173,717
Verizon Communications, Inc.	5,470	193,638

		$1,445,098

Tobacco – 3.9%
Altria Group, Inc.	11,750	$241,580
Lorillard, Inc. (a)	3,420	236,527
Philip Morris International, Inc.	28,200	1,392,798

		$1,870,905

Utilities – Electric Power – 5.4%
Dominion Resources, Inc.	14,338	$680,912
Entergy Corp.	3,560	428,909
FPL Group, Inc.	6,470	424,303
PG&E Corp.	7,610	302,041
PPL Corp.	6,450	337,142
Public Service Enterprise Group, Inc.	9,100	417,963

		$2,591,270

Total Common Stocks (Identified Cost, $43,822,205)		$47,110,492

MONEY MARKET FUNDS (v) – 1.2%
MFS Institutional Money Market Portfolio, 2.58%, at Cost and Net Asset Value	582,002	$582,002

Total Investments (Identified Cost, $44,404,207)		$47,692,494
OTHER ASSETS, LESS LIABILITIES – (0.1)%		(27,678)

Net Assets – 100.0%		$47,664,816

(a)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 6/30/08
Assets
Investments -
Non-affiliated issuers, at value (identified cost, $43,822,205)	$47,110,492
Underlying funds, at cost and value	582,002
Total investments, at value (identified cost, $44,404,207)		$47,692,494
Receivable for investments sold	155,521
Dividends receivable	85,425
Receivable from investment adviser	1,555
Other assets	526
Total assets		$47,935,521
Liabilities
Payable for investments purchased	$218,305
Payable to affiliates
Management fee	2,861
Shareholder servicing costs	99
Administrative services fee	192
Payable for independent trustees’ compensation	428
Accrued expenses and other liabilities	48,820
Total liabilities		$270,705
Net assets		$47,664,816
Net assets consist of
Paid-in capital	$44,458,304
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,288,287
Accumulated net realized gain (loss) on investments and foreign currency transactions	(504,831)
Undistributed net investment income	423,056
Net assets		$47,664,816
Shares of beneficial interest outstanding		5,024,923
Net asset value per share (net assets of $47,664,816 / 5,024,923 shares of beneficial interest outstanding)		$9.49

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 6/30/08
Net investment income
Income
Dividends	$1,149,775
Dividends from underlying funds	20,782
Interest	100
Foreign taxes withheld	(188)
Total investment income		$1,170,469
Expenses
Management fee	$316,512
Shareholder servicing costs	6,600
Administrative services fee	18,066
Independent trustees’ compensation	3,209
Custodian fee	14,813
Shareholder communications	4,057
Auditing fees	47,426
Legal fees	1,240
Miscellaneous	28,374
Total expenses		$440,297
Fees paid indirectly	(593)
Reduction of expenses by investment adviser	(149,748)
Net expenses		$289,956
Net investment income		$880,513
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions:
Non-affiliated issuers	$7,971,586
Foreign currency transactions	(4)
Net realized gain (loss) on investments and foreign currency transactions		$7,971,582
Change in unrealized appreciation (depreciation)
Investments	$(13,657,559)
Translation of assets and liabilities in foreign currencies	4
Net unrealized gain (loss) on investments and foreign currency translation		$(13,657,555)
Net realized and unrealized gain (loss) on investments and foreign currency		$(5,685,973)
Change in net assets from operations		$(4,805,460)

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Years ended 6/30	2008	2007
Change in net assets
From operations
Net investment income	$880,513	$1,669,059
Net realized gain (loss) on investments and foreign currency transactions	7,971,582	13,240,981
Net unrealized gain (loss) on investments and foreign currency translation	(13,657,555)	4,563,942
Change in net assets from operations	$(4,805,460)	$19,473,982
Distributions declared to shareholders
From net investment income	$(1,126,906)	$(1,983,034)
From net realized gain on investments	(8,787,334)	(3,827,665)
Total distributions declared to shareholders	$(9,914,240)	$(5,810,699)
Change in net assets from fund share transactions	$(19,779,255)	$(28,647,115)
Total change in net assets	$(34,498,955)	$(14,983,832)
Net assets
At beginning of period	82,163,771	97,147,603
At end of period (including undistributed net investment income of $423,056 and $679,492, respectively)	$47,664,816	$82,163,771

See Notes to Financial Statements

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.01	$11.26	$11.09	$10.40	$8.71
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.23	$0.21	$0.19	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(1.29)	2.39	1.06	1.16	1.66
Total from investment operations	$(1.11)	$2.62	$1.27	$1.35	$1.84
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.30)	$(0.24)	$(0.21)	$(0.15)
From net realized gain on investments	(2.14)	(0.57)	(0.86)	(0.45)	—
Total distributions declared to shareholders	$(2.41)	$(0.87)	$(1.10)	$(0.66)	$(0.15)
Net asset value, end of period	$9.49	$13.01	$11.26	$11.09	$10.40
Total return (%) (r)(s)	(10.59)	23.88	12.06	13.05	21.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.77	0.75	0.73	0.71
Expenses after expense reductions (f)	0.55	0.55	0.55	0.55	0.55
Net investment income	1.67	1.89	1.81	1.81	1.81
Portfolio turnover	31	27	50	36	69
Net assets at end of period (000 Omitted)	$47,665	$82,164	$97,148	$111,696	$122,848

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Institutional Large Cap Value Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and redemptions in-kind.

The tax character of distributions declared to shareholders is as follows:

	6/30/08	6/30/07
Ordinary income (including any short-term capital gains)	$1,786,747	$2,172,415
Long-term capital gain	8,127,493	3,638,284
Total distributions	$9,914,240	$5,810,699

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/08
Cost of investments	$44,488,936
Gross appreciation	7,700,615
Gross depreciation	(4,497,057)
Net unrealized appreciation (depreciation)	$3,203,558
Undistributed ordinary income	423,056
Post-October capital loss deferral	(420,102)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. This management fee reduction amounted to $26,406, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2008 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay all of the fund’s operating expenses, exclusive of management and certain other fees and expenses. This written agreement will continue through October 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended June 30, 2008, this reduction amounted to $123,076 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2008, the fee was $6,600, which equated to 0.0125% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2008, the fund did not incur any out-of-pocket expenses.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended June 30, 2008 was equivalent to an annual effective rate of 0.0343% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended June 30, 2008, the fee paid by the fund to Tarantino LLC was $365 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $266, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The fund may invest in a money market fund managed by MFS which seeks preservation of capital and current income. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, in-kind transactions, and short-term obligations, aggregated $16,725,670 and $37,715,273, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/08		Year ended 6/30/07
	Shares	Amount	Shares	Amount
Shares sold	31,858	$333,594	201,200	$2,420,234
Shares issued to shareholders in reinvestment of distributions	926,565	9,914,240	481,018	5,810,699
Shares reacquired	(2,250,887)	(30,027,089)	(2,988,758)	(36,878,048)
Net change	(1,292,464)	$(19,779,255)	(2,306,540)	$(28,647,115)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended June 30, 2008, the fund’s commitment fee and interest expense were $167 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	7,234,417	(6,652,415)	582,002

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$20,782	$582,002

(8)	Redemption In-Kind

On July 12, 2007, the fund paid redemption proceeds by a distribution in-kind of portfolio securities that were valued at $7,613,645. The redeeming shareholder received a pro rata share of each of the securities held by the fund. The distribution of such securities generated a realized gain of $2,597,177 for the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of the portfolios comprising MFS Institutional Trust (the “Trust”)) as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 15, 2008

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Secretary of Economic Affairs, The Commonwealth of Massachusetts (January 2002 to December 2002); Fidelity Investments, Vice Chairman (June 2000 to December 2001); Fidelity Management & Research Company (investment adviser), President (March 1997 to July 2001); Bell Canada Enterprises (telecommunications), Director; Medtronic, Inc. (medical technology), Director; Telesat (satellite communications), Director (until 2007)

INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Chief of Cardiac Surgery (2005); Harvard Medical School, Professor of Cardiac Surgery; Physician Director of Medical Device Technology for Partners HealthCare

David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Portman Limited (mining), Director (since 2005); Encinitos Ventures (private investment company), Principal (1997 to April 2001); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant (since 1998); Capital Entertainment Management Company (video franchise), Vice Chairman (since 1998); Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until May 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until May 2001)

Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Partner

J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001)

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Retired (since 1999); PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); Consultant to investment company industry (since 2000); TT International Funds (mutual fund complex), Trustee (2000 until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (June 2007 to March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004); MFS Group of Funds, President (November 2005 – March 2008)

Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (prior to June 2005)

Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005), Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (prior to March 2003)

Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General (April 2001 to February 2003)

James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Institutional Trusts” in the “Institutional Capabilities and Products” section of the MFS web site (mfs.com) for a U.S. Institutional Investor.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $8,132,513 as capital gain dividends paid during the fiscal year.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

Call

1-800-637-2262

9 a.m. to 5 p.m. ET

Write

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended June 30, 2008 and 2007, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2008	2007
Fees billed by Deloitte:
MFS Institutional International Equity Fund	36,472	35,854
MFS Institutional Large Cap Value Fund	36,103	35,496
MFS Institutional International Research Equity Fund+	0	36,854

Total	72,575	108,204

For the fiscal years ended June 30, 2008 and 2007, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2008	2007	2008	2007	2008	2007
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	5,792	6,217	1,207	485
To MFS Institutional Large Cap Value Fund	0	0	5,464	5,901	1,207	485

To MFS Institutional International Research Equity Fund+	0	0	0	5,901	0	485

Total fees billed by Deloitte To above Funds:	0	0	11,256	18,019	2,414	1,455

To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	1,366,542	604,470	0	0	87,500	554,503
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*	1,366,542	604,470	0	0	87,500	554,503
To MFS and MFS Related Entities of MFS Institutional International Research Equity Fund+*	0	604,470	0	0	0	554,503

	2008	2007
Aggregate fees for non-audit services:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	1,563,427	1,313,253
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#	1,563,099	1,312,937
To MFS Institutional International Research Equity Fund+, MFS and MFS Related Entities#	0	1,312,937

+	The MFS Institutional International Research Equity Fund was closed as of July 20, 2007. See note above.
*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MFS INSTITUTIONAL TRUST

By (Signature and Title)*	/s/ ROBERT J. MANNING
Robert J. Manning, President

Date: August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date: August 15, 2008

By (Signature and Title)*	/s/ MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 15, 2008

*	Print name and title of each signing officer under his or her signature.